Exhibit 99.1

Amendment

No. 20100106.054.A.011

between

AT&T Services, Inc.

and

MobileIron, Inc.

AMENDMENT NO. 11

TO

AGREEMENT NO. 20100106.054.C

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between MobileIron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party’’ or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Extend the expiration date of the agreement to: May 1, 2019.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.

By: Laurel Finch	By: Elaine Bauer Zabriskie

Title: VP, General Counsel	Title: Sr. Contact Manager

Date: April 4, 2015	Date: April 4, 2016

*BLANK PAGE*

Amendment

No. 20100106.05.A.013

Between

AT&T Services, Inc.

And

MobileIron, Inc.

AMENDMENT NO. 13

TO

AGREEMENT NO. 20100106.054.C

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between Mobilelron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1. Add the following language to Appendix B, Supplier’s Price (s):

Supplier shall provide the listed Material, and related Services if any, for the following corresponding prices. Notwithstanding the Descriptions and AT&T Costs in the below pricing table to the contrary, where the Order is placed and accepted on an MRC basis, Supplier will charge AT&T for Subscription Licenses on a pro-rata basis beginning on the Customer’s first day of use and ending on the date AT&T or Customer provides notice to Supplier of Customer’s last day of use.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document (e.g. pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Patties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.

Name: Laurel Finch	Name: Elaine Bauer Zabriskie

Title: VP, General Counsel	Title: Sr. Contracts Manager

Date: July 13, 2016	Date: July 13, 2016

*BLANK PAGE*

Amendment

No. 20100106.054.A.014

between

AT&T Services, Inc.

and

MobileIron, Inc.

AMENDMENT NO. 14

TO

AGREEMENT NO. 20100106.054.C

After all Parties have signed, this Amendment is made effective as of November 1, 2016 (“Effective Date”) and is between MobileIron, Inc. a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010, (“the Agreement”), as previously amended, including Amendment No. 10, effective February 11, 2016 that replaced Appendix B, Supplier’s Price(s); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties here to agree as follows:

1.              Appendix B-1, Additional Supplier’s Price (s): Add the attached Appendix B-1, Additional Supplier’s Price (s) attached hereto to Appendix B, Supplier’s Price (s).

2.              Except as otherwise set forth in paragraph 3 immediately below, the prices in Appendix B of Amendment 10 shall apply to purchases by an exisiting Customer as of the Effective Date (“Existing Customer”).

3.              In reference to Appendix B-1, attached hereto, the following shall apply: (a) the prices in the Legacy SKU Section apply to purchases of the SKUs detailed in that section by an Existing Customer that has already purchased those SKUs prior to the Effective Date; (b) the prices in the New Seats Section shall apply only to purchases of the SKUs detailed in that section by a new Customer (“New Customer”); (c) the prices in the Upgrades Section apply to the purchase of upgrades by an Existing Customer or New Customer; (d) the prices in the Renewals Section apply to purchases of renewals by a New Customer, or purchases of renewals of upgrades purchased by an Existing Customer or a New Customer after the Effective Date; (e) the prices in the MI Cloud Section apply to purchases of the SKUs detailed in that section by a New Customer or an Existing Customer that had not purchased MI Cloud SKUs prior to the Effective Date; (f) the prices in the Education Section apply to purchases of the SKUs detailed in that section by Customers in the educational section; (g) the prices in the New Products Section apply to the purchases of the SKUs detailed in that section by an Existing Customer or a New Customer.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimilie or other electronic transmission of a scanned document, (e.g. .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.

Name: Laurel Finch	Name: Elaine Bauer Zabriskie

Title: VP, General Counsel	Title: Sr. Contracts Manager

Date: October 21, 2016	Date: October 17, 2016

Appendix B-1, Additional Supplier’s Price (s)

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
LEGACY SKU Section
Legacy Perpetual Licenses
MobileIron Management and Docs@Work Bundle	Perpetual	MI-AMDAW-PERP	MobileIron Advanced Management and Docs@Work Bundle Software License	Per Device	[***]	[***]
MobileIron Management and Web@Work Bundle	Perpetual	MI-AMWAW-PERP	MobileIron Advanced Management and Web@Work Bundle Software License	Per Device	[***]	[***]
MobileIron Management and Apps Bundle	Perpetual	MI-AMAPP-PERP	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Software License	Per Device	[***]	[***]
Legacy Maintenance & Renewals
MobileIron Advanced Management Apps Bundle	Maintenance Support for 1 Year	MI- AMAPPCUSTCARERENEW- ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management, AppConnect, and AppTunnel Bundle Software License	Per Device	[***]	[***]
MobileIron Advanced Management Apps Bundle	Maintenance Support for 1 Year	MI- AMAPPCUSTCAREPREMIU MRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management, AppConnect, and AppTunnel Bundle Software License	Per Device	[***]	[***]
MobileIron Advanced Management Docs@Work Bundle	Maintenance Support for 1 Year	MI- AMDAWCUSTCARERENEW- ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management and Docs@Work Bundle Software License	Per Device	[***]	[***]
MobileIron Advanced Management Docs@Work Bundle	Maintenance Support for 1 Year	MI- AMDAWCUSTCAREPREMI UMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management and Docs@Work Bundle Software License	Per Device	[***]	[***]
MobileIron Advanced Management Web@Work Bundle	Maintenance Support for 1 Year	MI- AMWAWCUSTCARERENE W-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management and Web@Work Bundle Software License	Per Device	[***]	[***]
MobileIron Advanced Management Web@Work Bundle	Maintenance Support for 1 Year	MI- AMWAWCUSTCAREPREMI UMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management and Web@Work Bundle Software License	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Legacy Product Bundles - Annual
MobileIron Management and Apps Bundle	Subscription License for 1 Year	MI-AMAPP-12	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term	Per User	[***]	[***]
MobileIron Management and Apps Bundle	Subscription License for 1 Year	MI-AMAPP-12-RENEW	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term renewal	Per User	[***]	[***]
MobileIron Management and Docs@Work Bundle	Subscription License for 1 Year	MI-AMDAW-12	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support -12 month term	Per User	[***]	[***]
MobileIron Management and Docs@Work Bundle	Subscription License for 1 Year	MI-AMDAW-12-RENEW	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support -12 month term renewal	Per User	[***]	[***]
MobileIron Management and Web@Work Bundle	Subscription License for 1 Year	MI-AMWAW-12	MobileIron Advanced Management and Web@Work Bundle Subscription with Premium Support -12 month term	Per User	[***]	[***]
MobileIron Management and Web@Work Bundle	Subscription License for 1 Year	MI-AMWAW-12-RENEW	MobileIron Advanced Management and Web@Work Bundle Subscription with Premium Support -12 month term renewal	Per User	[***]	[***]

Notes:

Min first time purchase required = [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(1)         Support levels must match across all products purchased

(2)         All prices listed in the pricelist are in US Dollars

(3)         Device: User = 1:1; No returns allowed

(4)         Max of 3 devices/user

(5)         Customers upgrading from Device to User cannot downgrade

(6)         Premium Plus requires Direct Support

(7)         Reseller Premium Plus requires Partner Support

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
NEW SEATS Section
Core - Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL	Platinum - Device - Perpetual License	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-A	Platinum - Device - Maintenance w/Assurance Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-D	Platinum - Device - Maintenance w/ Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-A	Platinum - Device - Annual Subscription -w/ Assurance	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-D	Platinum - Device - Annual Subscription -w/ Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL	MobileIron Enterprise Mobility Management Platinum Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-A	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-D	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-A	Platinum - User - Annual Subscription -with Assurance	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-D	Platinum - User - Annual Subscription -Direct Support	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
NEW SEATS Section
Core — Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL	MobileIron Enterprise Mobility Management Gold Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-A	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-D	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-A	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-D	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-U-PL	MobileIron Enterprise Mobility Management Gold Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-A	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-D	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
NEW SEATS Section
Core — Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-A	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-D	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year. 3 devices/user with Direct Support	Per User	[***]	[***]
Core - Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-D-PL	MobileIron Enterprise Mobility Management Silver Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-A	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-D	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS-A	MobileIron Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS-D	MobileIron Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
Core — Silver Bundle (cont.)
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-U-PL	MobileIron Enterprise Mobility Management Silver Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-A	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-D	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS-A	MobileIron Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS-D	MobileIron Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year with Direct Support	Per User	[***]	[***]
Core - Help@Work
MobileIron Help@Work	Perpetual License	MI-HELP-D-PL	MobileIron Help@Work per Device Perpetual License	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-A	MobileIron Help@Work per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-D	MobileIron Help@Work per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
Core - Help@Work
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS-A	MobileIron Help@Work per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS-D	MobileIron Help@Work per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Help@Work	Perpetual License	MI-HELP-U-PL	MobileIron Help@Work per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-A	MobileIron Help@Work per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-D	MobileIron Help@Work per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS-A	MobileIron Help@Work per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS-D	MobileIron Help@Work per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
Core - BYOD Portal
MobileIron BYOD Portal	Perpetual License	MI-BYOD-D-PL	MobileIron BYOD Portal per Device Perpetual License	Per Device	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1YM-A	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1YM-D	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T)
Core - BYOD Portal (Cont.)
MobileIron BYOD Portal	Perpetual License	MI-BYOD-U-PL	MobileIron BYOD Portal per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-U-1YM-A	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-U-1YM-D	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Rooms
MobileIron Rooms	Subscription License for 1 Year	MI-ROOMS-U-1YS-A	MobileIron Rooms App per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Rooms	Subscription License for 1 Year	MI-ROOMS-U-1YS-D	MobileIron Rooms App per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Hardware Appliances
MobileIron Hardware Appliances	Hardware Appliance	MI-APPL2200	MobileIron M2200 Hardware Appliance for Core (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2 year non- extendable warranty)	N/A	[***]	[***]
MobileIron Hardware Appliances	Hardware Appliance	MI-APPL2500	MobileIron M2500 Hardware Appliance for Core (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	N/A	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
MobileIron Hardware Appliances (cont.)
MobileIron Hardware Appliances	Hardware Appliance	MI- APPLSENTRY2200	MobileIron M2200 Hardware Appliance for Sentry (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2 year non-extendable warranty)	N/A	[***]	[***]
MobileIron Hardware Appliances	Hardware Appliance	MI- APPLSENTRY2500	MobileIron M2500 Hardware Appliance for Sentry (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	N/A	[***]	[***]
MobileIron Hardware Appliances	Hardware Appliance	MI- APPLCONNECT220 0	MobileIron M2200 Hardware Appliance for Connector (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2 year non-extendable warranty)	N/A	[***]	[***]
MobileIron Professional Services
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY1	Professional Services - Basic Deployment 1 - Install (core functionality, simple setup)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY2	Professional Services - Basic Deployment 2 -Install (core functionality + Sentry high availability+ Docs@Work,Web@Work)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY3	Professional Services - Basic Deployment 3 - Install (core functionality + Sentry and VSP high availability + PKI Integration + Docs@Work, Web@Work)	N/A	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
MobileIron Professional Services (cont.)
MobileIron Professional Services	Professional Services	MI-PS-PREMIUM- IMP

Premium Implementation Service - Combination of Advisory Services consultant to plan, oversee and provide best practices guidance along with an Implementation Engineer for design, setup and validation of all technical components. Will also include basic strategic alignment sessions to ensure mobile strategy is being satisfied by the implementation results.

				N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-SENTRY-HA	Professional Services - 5hrs Design, implementation and validation of a Sentry HA/DR architecture	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-CORE-HA	Professional Services - Design, implementation and validation of a Core HA/DR architecture	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-BYOD	Professional Services - Installation of the On-Premise version of the BYOD portal code. Does not include custom code development.	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-4HR- REMOTE-HC	Professional Services — 4hrs Remote Healthcheck (technical review + recommendations)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-REMOTE-HC	Professional Services - 8 hr Remote Healthcheck (technical review + recommendations)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-ONSITE-HC	Professional Services - 24hr Onsite+Remote Healthcheck (deep dive technical review + recommendations)	N/A	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
MobileIron Professional Services (cont.)
MobileIron Professional Services	Professional Services	MI-PS-PLATINUM	Professional Services — 12hrs Remote Assistance with implementing Docs@Work, Web@Work, Help@Work, Tunnel, AppConnect, and AppTunneling	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-KCD	Professional Services — 12hrs Remote Assistance with setting up Kerberos Constrained Delegation	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-TRN	Professional Services - Training (technical product review)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-MC- ACTIVATE	Professional Services - 1 on 1 presentation w/ Q&A on MI Cloud Activation and Features	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY1- MICLOUD	Professional Services — MI Cloud Basic Deployment 1 - MobileIron Cloud Configuration (core functionality, simple setup) and Sentry Install	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY2- MICLOUD	Professional Services — MI Cloud Basic Deployment 2 - MobileIron Cloud (core functionality + Sentry high availability) and Sentry Install	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY3- MICLOUD

Professional Services — MI Cloud Basic Deployment 3 - MobileIron Cloud (core functionality + Sentry high availability + PKI Integration + Android for Work + AppConnect and/or AppTunnel) and Sentry Install

				N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-CC- TRANSITION	Professional Services — 20hrs Remote Assistance with the transition away from MobileIron Connected Cloud	N/A	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
MobileIron Professional Services (cont.)
MobileIron Professional Services	Professional Services	MI-PSADV- STRATEGIC

Strategic Consulting Workshop - Combination of an onsite workshop and remote work, which provides the Customer with access to an experienced Strategic Consulting Services resource to educate the Customer and help develop and refine a mobile strategy.

				N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-SECUREAPPS

Secure Apps Deployment Workshop - A Professional Services Engineer will conduct a workshop to train, assist and support customer activities related to the setup, configuration, testing and initial rollout secure apps in their environment.

				N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSADV-BYOD	Advisory Services — 40 hrs Onsite and Remote Assistance with developing a comprehensive BYOD Program	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSADV-HD	Advisory Services — 40 hrs Onsite and Remote Review and assistance with optimizing the Customer’s Help Desk to respond to Mobility issues	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSADV-POLICY	Advisory Services — 25 hrs Onsite and Remote Review of Customer’s Corporate Mobility Policies, how they are applied in MobileIron, and recommendations for optimization and consistency	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSADV- ROLLOUT	Advisory Services - Implementation and Operational Guidance - 40 hrs Onsite and Remote Support of Customer’s roll out a new MobileIron-related mobility service	N/A	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	List	Cost to AT&T
MobileIron Professional Services (Cont.)
MobileIron Professional Services	Professional Services	MI-PSADV- USERCOMM	Advisory Services - 40 hours of onsite or remote assistance to develop employee communications strategy, recommend improvements, and customize baseline communications materials for the customer.	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSADV-PROG	Advisory Services — 80 hrs Remote and Onsite Support of Customer in developing a customized mobility program	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-RESIDENT-ANY	Resident Services - Resource to assist with the management of MobileIron environment. SOW required.	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-ANY	Professional Services - Custom defined scope (e.g. multi-site, certificate integration, health checks, follow-on services) provided by MobileIron Customer Success organization professionals.	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-HOURS	Professional Services -Custom undefined scope, services provided by MobileIron Customer Success organization professionals.	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSPREMIUMPLUS	Premium Plus Services and Strategic Account Management (annual fee)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PSPREMIUMPLUS- R	Premium Plus Services and Strategic Account Management (annual fee)Renewal	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI- PSGLOBALPREMIUM PLUS	Global Premium Services (annual fee)	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI- PSGLOBALPREMIU MPLUS-R	Global Premium Services (annual fee) Renewal	N/A	[***]	[***]

Notes:

(1)         Min first time purchase required = [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars

(4)         Device: User = 1:1; No returns allowed

(5)         Max of 3 devices/user

(6)         Customers upgrading from Device to User cannot downgrade

(7)         Premium Plus requires Direct Support

(8)         Reseller Premium Plus requires Partner Support

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
UPGRADES Section
Core - Platinum Bundle Upgrades
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-AD- UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base +Product Updates) to Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-AD- UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-A- UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-D- UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-A-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Platinum Bundle Upgrades (cont.)
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-D-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]
Core - Gold Bundle Upgrades
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-AD- UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base +Product Updates) to Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-AD- UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-A- UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-D- UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold Bundle Upgrades (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-A-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-D- UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]
Core - Silver Bundle Upgrades
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-AD- UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base +Product Updates) to Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-AD- UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-DU-1YM-A- UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Silver Bundle Upgrades (cont.)
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-DU-1YM-D- UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-DU-1YS-A-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-DU-1YS-D-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]
Core - Silver to Gold Bundle Upgrade
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-D-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-D-1YM-A- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Maintenance Support for 1 Year with Assurance(Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-D-1YM-D- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-D-1YS-A-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Subscription License for 1 Year with Assurance(Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-D-1YS-D-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Silver to Gold Bundle Upgrade (cont.)
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-U-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-U-1YM-A- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-U-1YM-D- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-U-1YS-A-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-U-1YS-D-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Subscription License for 1 Year. 3 devices/user with Direct Support	Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-DU-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-DU-1YM-A- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-DU-1YM-D- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Silver to Gold Bundle Upgrade (cont.)
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-DU-1YS-A- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-DU-1YS-D- UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]
Core - Silver to Platinum Bundle Upgrade
MobileIron EMM Silver to Platinum Bundle Upgrade	Perpetual License	MI-EMSP-D-PL-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-D-1YM-A- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-D-1YM-D- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-D-1YS-A-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-D-1YS-D-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Perpetual License	MI-EMSP-U-PL-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Silver to Platinum Bundle Upgrade (cont.)
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-U-1YM-A- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-U-1YM-D- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-U-1YS-A-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-U-1YS-D-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Subscription License for 1 Year. 3 devices/user with Direct Support	Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Perpetual License	MI-EMSP-DU-PL-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-DU-1YM-A- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-DU-1YM-D- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-DU-1YS-A- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Silver to Platinum Bundle Upgrade (cont.)
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-DU-1YS-D- UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]
Core - Gold to Platinum Bundle Upgrade
MobileIron EMM Gold to Platinum Bundle Upgrade	Perpetual License	MI-EMGP-D-PL-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-D-1YM-A- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-D-1YM-D- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-D-1YS-A-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-D-1YS-D-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Perpetual License	MI-EMGP-U-PL-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-U-1YM-A- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold to Platinum Bundle Upgrade (cont.)
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-U-1YM-D- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-U-1YS-A-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-U-1YS-D-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Subscription License for 1 Year. 3 devices/user with Direct Support	Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Perpetual License	MI-EMGP-DU-PL-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-DU-1YM-A- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-DU-1YM-D- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-DU-1YS-A- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	From Per Device to Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-DU-1YS-D- UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T)
Core — Help@Work
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-AD- UP	Upgrade for MobileIron Help@Work per Device Maintenance Support for 1 Year with Assurance (Knowledge Base +Product Updates) to Direct Support	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-AD- UP	Upgrade for MobileIron Help@Work per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support. 3 devices/user	Per User	[***]	[***]

Notes:

(1)         Min first time purchase required = [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars

(4)         Device: User = 1:1; No returns allowed

(5)         Max of 3 devices/user

(6)         Customers upgrading from Device to User cannot downgrade

(7)         Premium Plus requires Direct Support

(8)         Reseller Premium Plus requires Partner Support

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
RENEWALS Section
Core - Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year -Renewal	MI-EMP-D-1YM-A-R	Platinum - Device - Maintenance Support with Assurance	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-D-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-D-1YS-A-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-D-1YS-D-R	Platinum - Device Annual Subscription -Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-A-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-D-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-U-1YS-A-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Platinum Bundle (cont.)
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-U-1YS-D-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
Core - Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-D-1YM-A-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-D-1YM-D-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-D-1YS-A-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-D-1YS-D-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-U-1YM-A-R	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-U-1YM-D-R	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-U-1YS-A-R	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-U-1YS-D-R	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
Core - Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-D-1YM-A-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-D-1YM-D-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year - Renewal	MI-EMS-D-1YS-A-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year - Renewal	MI-EMS-D-1YS-D-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-U-1YM-A-R	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Silver Bundle (cont.)
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-U-1YM-D-R	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year - Renewal	MI-EMS-U-1YS-A-R	MobileIron Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year - Renewal	MI-EMS-U-1YS-D-R	MobileIron Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-D-1YM-A-R	MobileIron Help@Work per Device Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year -Renewal	MI-HELP-D-1YM-D-R	MobileIron Help@Work per Device Maintenance Support for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year - Renewal	MI-HELP-D-1YS-A-R	MobileIron Help@Work per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year - Renewal	MI-HELP-D-1YS-D-R	MobileIron Help@Work per Device Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-U-1YM-A-R	MobileIron Help@Work per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Help@Work (cont.)
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-U-1YM-D-R	MobileIron Help@Work per User Maintenance Support for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year - Renewal	MI-HELP-U-1YS-A-R	MobileIron Help@Work per User Subscription License for 1 Year Renewal. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year - Renewal	MI-HELP-U-1YS-D-R	MobileIron Help@Work per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron BYOD Portal
MobileIron BYOD Portal	Maintenance Support for 1 Year - Renewal	MI-BYOD-D-1YM-A-R	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) Renewal	Per Device	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year -Renewal	MI-BYOD-D-1YM-D-R	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Direct Support Renewal	Per Device	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year - Renewal	MI-BYOD-D-1YC-A-R	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base +Product Updates)	Per Device	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year -Renewal	MI-BYOD-D-1YC-D-R	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year with Direct Support Renewal	Per Device	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year - Renewal	MI-BYOD-U-1YM-A-R	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) Renewal. 3 devices/user	Per User	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year -Renewal	MI-BYOD-U-1YM-D-R	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Direct Support Renewal. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron BYOD Portal (cont.)
MobileIron BYOD Portal	Cloud Subscription License for 1 Year - Renewal	MI-BYOD-U-1YC-A-R	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year Renewal. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year -Renewal	MI-BYOD-U-1YC-D-R	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year with Direct Support Renewal. 3 devices/user	Per User	[***]	[***]
MobileIron Rooms
MobileIron Rooms	Subscription License for 1 Year - Renewal	MI-ROOMS-U-1YS-A-R	Rooms App - User - Annual Subscription Renewal with Assurance	Per User	[***]	[***]
MobileIron Rooms	Subscription License for 1 Year - Renewal	MI-ROOMS-U-1YS-D-R	MobileIron Rooms App per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
One-Time Reinstatement Fee
One-Time Reinstatement Fee	One-time charge	MI-Reinstatement	One-time Reinstatement Fee for expired subscriptions and support ([***])	N/A	[***]	[***]

Notes:

(1)         Min first time purchase required = [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars

(4)         Device: User = 1:1; No returns allowed

(5)         Max of 3 devices/user

(6)         Customers upgrading from Device to User cannot downgrade

(7)         Premium Plus requires Direct Support

(8)         Reseller Premium Plus requires Partner Support

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
MI CLOUD Section
Cloud - Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC-A	Platinum - Device - Annual Cloud Subscription - w/ Assurance	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC-D	Platinum - Device - Annual Cloud Subscription - w/ Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-D-1YMC-A-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year -Renewal	MI-EMP-D-1YMC-D-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-DU-1YMC-A-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-DU-1YMC-D-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC-A	Platinum - User - Annual Cloud Subscription - w/ Assurance	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC-D	Platinum - User - Annual Cloud Subscription - w/ Direct Support	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - Platinum Bundle Cloud - Platinum Bundle (cont.)
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-U-1YMC-A-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-U-1YMC-D-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
Cloud - Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-A	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-D	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YMC-A-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year -Renewal	MI-EMG-D-1YMC-D-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-A-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-D-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-A	Gold - User - Annual Subscription with Assurance	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-D	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-A-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-D-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
Cloud - Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-A	Silver - Device - Annual Subscription with Assurance	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-D	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-D-1YMC-A-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - Silver Bundle (cont.)
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year -Renewal	MI-EMS-D-1YMC-D-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-DU-1YMC-A-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-DU-1YMC-D-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-A	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-D	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-U-1YMC-A-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-U-1YMC-D-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud — Bronze Bundle
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-D-1YMC-A	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year -Renewal	MI-EMB-D-1YMC-A-R	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year Renewal	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-DU-1YMC-A-UP	Upgrade for MobileIron Enterprise Mobility Management Bronze Bundle per Device to per User Cloud Subscription License for 1 Year	Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-U-1YMC-A	MobileIron Enterprise Mobility Management Bronze Bundle per User Cloud Subscription License for 1 Year	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year -Renewal	MI-EMB-U-1YMC-A-R	MobileIron Enterprise Mobility Management Bronze Bundle per User Cloud Subscription License for 1 Year Renewal	Per User	[***]	[***]
Cloud - Bronze to Silver Bundle Upgrade
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-D-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device Cloud Subscription License for 1 Year	Per Device	[***]	[***]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-DU-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[***]	[***]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-U-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per User Cloud Subscription License for 1 Year	Per User	[***]	[***]
Cloud - Bronze to Gold Bundle Upgrade
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBG-D-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Gold Bundle per Device Cloud Subscription License for 1 Year	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - Bronze to Gold Bundle Upgrade (cont.)
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBG-DU-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Gold Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[***]	[***]
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBG-U-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Gold Bundle per User Cloud Subscription License for 1 Year	Per User	[***]	[***]
Cloud - Bronze to Platinum Bundle Upgrade
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-D-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[***]	[***]
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-DU-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[***]	[***]
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-U-1YMC-A-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[***]	[***]
Cloud - Silver to Gold Bundle Upgrades
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-D-1YMC-A-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-D-1YMC-D-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-DU-1YMC-A-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - Silver to Gold Bundle Upgrades (cont.)
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-DU-1YMC-D-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-U-1YMC-A-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-U-1YMC-D-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
Cloud - Silver to Platinum Bundle Upgrades
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-D-1YMC-A-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-D-1YMC-D-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-DU-1YMC-A-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-DU-1YMC-D-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
Cloud - Silver to Platinum Bundle Upgrades (cont.)
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-U-1YMC-A-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - Silver to Platinum Bundle Upgrades (cont.)
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-U-1YMC-D-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
Cloud - Gold to Platinum Bundle Upgrades
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-D-1YMC-A-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-D-1YMC-D-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-DU-1YMC-A-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-DU-1YMC-D-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-U-1YMC-A-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-U-1YMC-D-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Subscription	Cost to AT&T
Cloud - BYOD Portal
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-D-1YC-A	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-D-1YC-D	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-U-1YC-A	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-U-1YC-D	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Support Case Pack
MobileIron Support Case Pack	Support Case Pack	MI-SUPPORTCASE-5PK-1Y	Support Case Pack for MobileIron Cloud. (5 cases to be used within 12 months)	N/A	[***]	[***]

Notes:

(1)         Min first time purchase required =  [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars

(4)         Device: User = 1:1; No returns allowed

(5)         Max of 3 devices/user

(6)         Customers upgrading from Device to User cannot downgrade

(7)         Premium Plus requires Direct Support

(8)         Reseller Premium Plus requires Partner Support

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
EDUCATION Section
Core - Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Perpetual License - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-D-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-AD-UP-E

Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support - For Education Accounts Only

				Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year -Renewal	MI-EMP-D-1YM-A-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year -Renewal	MI-EMP-D-1YM-D-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T)
Core - Platinum Bundle (cont.)
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-D-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year -Renewal	MI-EMP-D-1YS-A-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year -Renewal	MI-EMP-D-1YS-D-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year Renewal with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-DU-PL-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Perpetual License - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-A-UP-E

Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-D-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-A-UP-E

Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Platinum Bundle (cont.)
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-D-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Subscription License for 1 Year with Premium Support - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Perpetual License - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-D-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-AD-UP-E

Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support - For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year -Renewal	MI-EMP-U-1YM-A-R-E

MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year -Renewal	MI-EMP-U-1YM-D-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Platinum Bundle (cont.)
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-D-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year -Renewal	MI-EMP-U-1YS-A-R-E

MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year -Renewal	MI-EMP-U-1YS-D-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year Renewal	Per User	[***]	[***]
Core - Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Perpetual License - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-A-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-D-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T)
Core - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-AD-UP-E

Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support - For Education Accounts Only

				Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year -Renewal	MI-EMG-D-1YM-A-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year -Renewal	MI-EMG-D-1YM-D-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-A-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-D-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year -Renewal	MI-EMG-D-1YS-A-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year -Renewal	MI-EMG-D-1YS-D-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year Renewal with Direct Support - For Education Accounts Only	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-DU-PL-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Perpetual License - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-A-UP-E

Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-D-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-A-UP-E

Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-D-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-U-PL-E	MobileIron Enterprise Mobility Management Gold Bundle per User Perpetual License - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-A-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-D-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year -Renewal	MI-EMG-U-1YM-A-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year -Renewal	MI-EMG-U-1YM-D-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-AD-UP-E

Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support - For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-A-E	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-D-E	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year -Renewal	MI-EMG-U-1YS-A-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year -Renewal	MI-EMG-U-1YS-D-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year Renewal with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-A-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-D-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YMC-A-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YMC-D-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal with Direct Support - For Education Accounts Only	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
Core - Gold Bundle (cont.)
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-A-UP-E

Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-D-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-A-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-D-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-A-R-E

MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates) - For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-D-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

Notes:

(1)         Approved purchasers include public or private educational institutions - teaching from preschool to higher education, and/or vocational—both for profit and non-profit.

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars

(4)         Device: User = 1:1; No returns allowed

(5)         Max of 3 devices/user

(6)         Customers upgrading from Device to User cannot downgrade

(7)         Samsung Knox licenses require EMM Gold Bundle or EMM Platinum Bundle

(8)         Premium Plus requires Direct Support

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T(9)
NEW PRODUCTS Section
MobileIron Access
MobileIron Access	Subscription License for 1 Year	MI-ACCESS-U-1YS-A	MobileIron Access per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Access	Subscription License for 1 Year	MI-ACCESS-U-1YS-D	MobileIron Access per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Professional Services
MobileIron Professional Services	Professional Services	MI-PS-ENT-PREMIUM-IMP	Professional Serivce Large Enterprise Premium Implementation Services - MI-PS- ENT-PREMIUM-IMP - Bundled Strategy, Advisory Services, Project Management, Technical Deployment and Rollout assistance.	N/A	[***]	[***]
MobileIron Professional Services	Professional Services	MI-PS-CORE-SENTRY- SOFTWAREUPGRADE

Professional Services — MI-PS-CORE-SENTRY-SOFTWAREUPGRADE - 20hrs Remote Assistance with the MobileIron appliance (Core, Sentry, and Connector) software upgrade. This applies to both VM and physical appliance.

				N/A	[***]	[***]
Reseller Premium Plus	Professional Services	MI-PSRESELLERPLUS	Reseller Premium Plus Services and Strategic Account Management (annual fee)	N/A	[***]	[***]
MobileIron Derived Credentials with Entrust
MobileIron Derived Credentials with Entrust	Perpetual License	MI-DCEN-D-PL	MobileIron Derived Credentials with Entrust per Device Perpetual License	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T(9)
MobileIron Derived Credentials with Entrust (cont.)
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-D-1YM-A	MobileIron Derived Credentials with Entrust per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-D-1YM-D	MobileIron Derived Credentials with Entrust per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-D-1YS-A	MobileIron Derived Credentials with Entrust per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-D-1YS-D	MobileIron Derived Credentials with Entrust per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Derived Credentials with Entrust	Perpetual License	MI-DCEN-U-PL	MobileIron Derived Credentials with Entrust per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-U-1YM-A	MobileIron Derived Credentials with Entrust per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-U-1YM-D	MobileIron Derived Credentials with Entrust per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-U-1YS-A	MobileIron Derived Credentials with Entrust per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-U-1YS-D	MobileIron Derived Credentials with Entrust per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Bridge
MobileIron Bridge	Perpetual License	MI-BRDG-D-PL	MobileIron Bridge per Device Perpetual License	Per Device	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-D-1YM-A	MobileIron Bridge per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-D-1YM-D	MobileIron Bridge per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year	MI-BRDG-D-1YS-A	MobileIron Bridge per Device Subscription License with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year	MI-BRDG-D-1YS-D	MobileIron Bridge per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Bridge	Perpetual License	MI-BRDG-U-PL	MobileIron Bridge per User Perpetual License. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-U-1YM-A	MobileIron Bridge per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-U-1YM-D	MobileIron Bridge per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year	MI-BRDG-U-1YS-A	MobileIron Bridge per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year	MI-BRDG-U-1YS-D	MobileIron Bridge per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T(9)
UPGRADE SKU’s for Standard to Direct M&S
MobileIron EMM Silver Per Device M&S Standard to Direct Upgrade	Maintenance Support for 1 Year	MI-EMS-D-1YM-SD-UP	Upgrade for MobileIron EMM Silver Bundle per Device Maintenance Support for 1 Year from Standard to Direct Support	Per Device	[***]	[***]
MobileIron EMM Silver Per User M&S Standard to Direct Upgrade	Maintenance Support for 1 Year	MI-EMS-U-1YM-SD-UP	Upgrade for MobileIron EMM Silver Bundle per User Maintenance Support for 1 Year from Standard to Direct Support	Per User	[***]	[***]
MobileIron EMM Gold Per Device M&S Standard to Direct Upgrade	Maintenance Support for 1 Year	MI-EMG-D-1YM-SD-UP	Upgrade for MobileIron EMM Gold Bundle per Device Maintenance Support for 1 Year from Standard to Direct Support	Per Device	[***]	[***]
MobileIron EMM Gold Per User M&S Standard to Direct Upgrade	Maintenance Support for 1 Year	MI-EMG-U-1YM-SD-UP	Upgrade for MobileIron EMM Gold Bundle per User Maintenance Support for 1 Year from Standard to Direct Support	Per User	[***]	[***]
MobileIron EMM Platinum Per Device M&S Standard to Direct Upgrade	Maintenance Support for 1 Year	MI-EMP-D-1YM-SD-UP	Upgrade for MobileIron EMM Platinum Bundle per Device Maintenance Support for 1 Year from Standard to Direct Support	Per Device	[***]	[***]
MobileIron EMM Platinum Per User M&S Standard to Direct Upgrade	Maintenance Support for 1 Year	MI-EMP-U-1YM-SD-UP	Upgrade for MobileIron EMM Platinum Bundle per User Maintenance Support for 1 Year from Standard to Direct Support	Per User	[***]	[***]
MobileIron Access Upgrades
MobileIron Access	Subscription License for 1 Year	MI-ACCESS-U-1YS-AD-UP	Upgrade for MobileIron Access per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct. 3 devices/user	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Access Renewals
MobileIron Access	Subscription License for 1 Year- Renewal	MI-ACCESS-U-1YS-A-R	MobileIron Access per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Access	Subscription License for 1 Year- Renewal	MI-ACCESS-U-1YS-D-R	MobileIron Access per User Subscription License for 1 Year Renewal with Direct Support (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust Upgrades
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-D-1YM-AD-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device Maintenance Support for 1 Year with Assurance Support (Knowledge Base +Product Updates) to Direct.	Per Device	[***]	[***]
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-U-1YM-AD-UP	Upgrade for MobileIron Derived Credentials with Entrust per User Maintenance Support for 1 Year with Assurance Support (Knowledge Base + Product Updates) Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-D-1YS-AD-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct	Per Device	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-U-1YS-AD-UP	Upgrade for MobileIron Derived Credentials with Entrust per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct. 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Perpetual License	MI-DCEN-DU-PL-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Derived Credentials with Entrust Upgrades (cont.)
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-DU-1YM-A-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device to per User Maintenance Support for 1 Year with Assurance Support (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Maintenance Support for 1 Year	MI-DCEN-DU-1YM-D-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-DU-1YS-A-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device to per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year	MI-DCEN-DU-1YS-D-UP	Upgrade for MobileIron Derived Credentials with Entrust per Device to per User Subscription License for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Bridge Upgrades
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-D-1YM-AD-UP	Upgrade for MobileIron Bridge per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-U-1YM-AD-UP	Upgrade for MobileIron Bridge per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) to Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Bridge	Perpetual License	MI-BRDG-DU-PL-UP	Upgrade for MobileIron Bridge per Device to per User Perpetual License. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-DU-1YM-A-UP	Upgrade for MobileIron Bridge per Device to per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year	MI-BRDG-DU-1YM-D-UP	Upgrade for MobileIron Bridge per Device to per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year	MI-BRDG-DU-1YS-A-UP	Upgrade for MobileIron Bridge per Device to per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	From Per Device to Per User	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year	MI-BRDG-DU-1YS-D-UP	Upgrade for MobileIron Bridge per Device to per User Subscription License for 1 Year. 3 devices/user with Direct Support	From Per Device to Per User	[***]	[***]

MobileIron Derived Credential Renewals

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Dervied Credentialis with Entrust	Maintenance Support for 1 Year — Renewal	MI-DCEN-D-1YM-A-R	MobileIron Derived Credentals with Entrust per Device Maintenance Support for 1 Year Renewal with Assurance(Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Dervied Credentialis with Entrust	Maintenance Support for 1 Year — Renewal	MI-DCEN-D-1YM-D-R	MobileIron Derived Credentials with Entrust per Device Maintenance Support for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Dervied Credentialis with Entrust	Subscription License for 1 Year — Renewal	MI-DCEN-D-1YS-A-R	MobileIron Derived Credentials with Entrust per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Dervied Credentialis with Entrust	Subscription License for 1 Year	MI-DCEN-D-1YS-D-R	MobileIron Derived Credentials with Entrust per Device Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Dervied Credentialis with Entrust	Maintenance Support for 1 Year — Renewal	MI-DCEN-U-1YM-A-R	MobileIron Derived Credentals with Entrust per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Dervied Credentialis with Entrust	Maintenance Support for 1 Year — Renewal	MI-DCEN-U-1YM-D-R	MobileIron Derived Credentials with Entrust per User Maintenance Support for 1 Year Renewal with Direct Support	Per User	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&T
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year- Renewal	MI-DCEN-U-1YS-A-R	MobileIron Derived Credentials with Entrust per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Derived Credentials with Entrust	Subscription License for 1 Year- Renewal	MI-DCEN-U-1YS-D-R	MobileIron Derived Credentials with Entrust per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Bridge Renewals
MobileIron Bridge	Maintenance Support for 1 Year - Renewal	MI-BRDG-D-1YM-A-R	MobileIron Bridge per Device Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year - Renewal	MI-BRDG-D-1YM-D-R	MobileIron Bridge per Device Maintenance Support for 1 Year Renewal with Direct Support	Per Device	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year - Renewal	MI-BRDG-D-1YS-A-R	MobileIron Bridge per Device Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year - Renewal	MI-BRDG-D-1YS-D-R	MobileIron Bridge per Device Subscription License for 1 Year Renewal with Direct Support	Per Device	[***]	[***]

Product	SKU Type	SKU	Description	Pricing Model	Price	Cost to AT&
MobileIron Bridge	Maintenance Support for 1 Year- Renewal	MI-BRDG-U-1YM-A-R	MobileIron Bridge per User Maintenance Support for 1 Year Renewal with Assurance (Knowledge Base + Product	Per User	[***]	[***]
MobileIron Bridge	Maintenance Support for 1 Year- Renewal	MI-BRDG-U-1YM-D-R	MobileIron Bridge per User Maintenance Support for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year- Renewal	MI-BRDG-U-1YS-A-R	MobileIron Bridge per User Subscription License for 1 Year Renewal with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Bridge	Subscription License for 1 Year - Renewal	MI-BRDG-U-1YS-D-R	MobileIron Bridge per User Subscription License for 1 Year Renewal with Direct Support. 3 devices/user	Per User	[***]	[***]

Notes:

(1)         Min first time purchase required = [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars

(4)         Device: User = 1:1; No returns allowed

(5)         Max of 3 devices/user

(6)         Customers upgrading from Device to User cannot downgrade

(7)         Premium Plus requires Direct Support

(8)         Reseller Premium Plus requires Partner Support

*BLANK PAGE*

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Amendment

No. 5983. A. 015

Between

AT&T Services, Inc.

And

MobileIron, Inc.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

AMENDMENT NO. 15

TO

AGREEMENT NO.20100106.054.C

(Hereafter “5983.C)

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between Mobilelron, Inc,, a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.                              Invoicing and Payment

Section “3.20 Invoicing and Payment’’ is amended and restated in its entirety as shown below:

3.20 Invoicing and Payment

AT&T will provide to Supplier, Partner Reconciliation Management (PRM) settlement reports (for Material and Services other than AT&T MDM Solution) that will identify total accrued payments for the Material and Services within [***] after the end of each month. The PRM reports will identify what the beginning and end dates are for each settlement period.

Supplier has up to [***] from receipt of the PRM settlement reports (“Dispute Period”) to notify AT&T in writing of any discrepancy between Supplier’s records and the PRM settlement report. AT&T is not obligated to [***].

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Supplier and AT&T will work together in good faith to resolve any discrepancies by the last calendar day of the calendar month in which the PRM settlement report is received by supplier. Supplier will invoice AT&T based on a final reconciliation between Supplier records and PRM settlement reports. AT&T shall have up to [***] after receipt of the invoice to pay Supplier. In the event that a disputed settlement amount cannot be reconciled between the respective Parties, the  PRM settlement reports will be the basis of payment to Supplier. AT&T is not obligated to [***].

For NRC transactions, Supplier will invoice AT&T based on the Supplier’s record of actual Orders fulfilled on or before the last day of the applicable month. The invoice will include sufficient line item detail including AT&T order number, product codes, order date, ship date, unit cost, extended cost and other appropriate data to allow for validation against AT&T order activity inventory and billing records. Any discrepancies identified during validation will be reconciled as an adjustment on a subsequent invoice; however, AT&T reserves the right to request a corrected invoice. AT&T shall have up to [***] after receipt of a validated invoice to pay Supplier.

AT&T will also withhold for submission to the appropriate taxing authority any taxing that are charged in connection with the MRC in accordance with Section 3-36, Taxes.

If an Order or an Appendix specifies that Supplier may submit invoices for progress payments prior to Acceptance, Supplier is permitted to submit invoices at the end of each month and AT&T shall make progress payments to Supplier [***] after receipt of such invoices. Such progress payments are not to exceed [***] of the price of satisfactorily completed Work at the time of billing, as determined by AT&T. Supplier shall earmark and apply such progress payments to expenses incurred for Services or Material used in performance of the Order for AT&T.

2.             The following is added to Vendor Expense Policy in Appendix Z

Reimbursable Expenses

AT&T is not responsible for any travel, meal or other business related expense incurred by Supplier, whether or not incurred in its performance of its obligations under this Agreement, unless reimbursement of expenses authorized in this Agreement or an Order pursuant to this Agreement. If reimbursement of expenses is so authorized, then to be reimbursable, each and every such expense must comply with the requirements of AT&T’s Vendor Expense Policy, a copy of which is located at http://www.attsuppliers.com/downloads/Vendor-Expense-Policy.pdf.  Supplier

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

must provide in a timely manner receipts and other documentation as required by the Vendor Expense Policy and such additional documentation or information requested by AT&T to substantiate expenses submitted by Supplier for reimbursement.

3.              Delete section 3.5(c)(3) and replace with the following:

[***]

4.             Appendix B-1 in Amendment No. 20100106.054.A.014 (#14) is replaced in its entirety with the following

Appendix B-2: “Price List”.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.

By: Ludmila Marandjeva	By: Bhaskar Chundru

Title: VP, Finance	Title: Senior Sourcing Manager

Date: October 1, 2018	Date: September 21, 2018

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix B-2: Price List

MobileIron Core — MobileIron Enterprise Mobility Management Platinum Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL	MobileIron On-premise Enterprise Mobility Management Platinum Bundle Per Device Perpetual License	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-A	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-D	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-A	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per Device Subscription License with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-D	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]

MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-A	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-D	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-A	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-D	MobileIron On-premise Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Core — MobileIron Enterprise Mobility Management Gold Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL	MobileIron On-premise Enterprise Mobility Management Gold Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-A	MobileIron On-premise Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-D	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-A	MobileIron On-premise Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-D	MobileIron On-premise Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-U-PL	MobileIron On-premise Enterprise Mobility Management Gold Bundle per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-A	MobileIron On-premise Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/per user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-D	MobileIron On-premise Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-A	MobileIron On-premise Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-D	MobileIron On-premise Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Core - MobileIron Enterprise Mobility Management Silver Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-D-PL	MobileIron On-premise Enterprise Mobility Management Silver Bundle per Device Perpetual License	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-A	MobileIron On-premise Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-D	MobileIron On-premise Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS-A	MobileIron On-premise Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS-D	MobileIron On-premise Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-U-PL	MobileIron On-premise Enterprise Mobility Management Silver Bundle Per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-A	MobileIron On-premise Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-D	MobileIron On-premise Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Direct Support. 3 devices/user.	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS-A	MobileIron On-premise Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user.	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS-D	MobileIron On-premise Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year with Direct Support. 3 devices/user.	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Access

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Access	Subscription License for 1 Year	MI-ACCESS-U-1YS-A	MobileIron Access per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]	Includes MobileIron Tunnel functionality that can only be used with cloud providers and SaaS applications supported by MobileIron Access
MobileIron Access	Subscription License for 1 Year	MI-ACCESS-U-1YS-D	MobileIron Access per User Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]	Includes MobileIron Tunnel functionality that can only be used with cloud providers and SaaS applications supported by MobileIron Access
MobileIron Access	Subscription License for 1 Year	MI-ACCESS1P-U-1YS-A	MobileIron Access SKU for use with a single enterprise cloud service. Per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

- Includes the use of MobileIron Access with 1 enterprise cloud service such as Office 365 or Salesforce

- Includes MobileIron Tunnel for use with 1 cloud service being secured by MobileIron Access

- Only available to MobileIron Core or MobileIron Cloud customers

- Does not include licenses for enterprise cloud services

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Access	Subscription License for 1 Year	MI-ACCESS1P-U-1YS-D	MobileIron Access SKU for use with a single enterprise cloud service. Per User Subscription License for 1 Year with Direct Support. 3 devices/user.	Per User	[***]	[***]

- Includes the use of MobileIron Access with 1 enterprise cloud service such as Office 365 or Salesforce

- Includes MobileIron Tunnel for use with 1 cloud service being secured by MobileIron Access

- Only available to MobileIron Core or MobileIron Cloud customers

-Does not include licenses for enterprise cloud services

MobileIron Help@Work

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Help@Work	Perpetual License	MI-HELP-D-PL	MobileIron Help@Work per Device Perpetual License	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-A	MobileIron Help@Work per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-D	MobileIron Help@Work per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS-A	MobileIron Help@Work per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS-D	MobileIron Help@Work per Device Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Help@Work	Perpetual License	MI-HELP-U-PL	MobileIron Help@Work per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-A	MobileIron Help@Work per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-D	MobileIron Help@Work per User Maintenance Support for 1 Year with Direct Support 3 devices/user	Per User	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS-A	MobileIron Help@Work per User Subscription License for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS-D	MobileIron Help@Work per User Subscription License for 1 Year with Direct Support. 3 devices/person	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron BYOD Portal

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron BYOD Portal	Perpetual License	MI-BYOD-D-PL	MobileIron On-premise BYOD Portal per Device Perpetual License	Per Device	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1YM-A	MobileIron On-premise BYOD Portal per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1YM-D	MobileIron On-premise BYOD Portal per Device Maintenance Support for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-D-1YC-A	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-D-1YC-D	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron BYOD Portal	Perpetual License	MI-BYOD-U-PL	MobileIron On Premise BYOD Portal per User Perpetual License. 3 devices/user	Per User	[***]	[***]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-U-1YM-A	MobileIron on-Premise BYOD Portal per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-U-1YM-D	MobileIron on-Premise BYOD Portal per User Maintenance Support for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription for 1 Year	MI-BYOD-U-1YC-A	MobileIron BYOD Portal per User Cloud Subscription for 1 Year. 3 devices/user with Assurance (Knowledge Base + Product Updates)	Per User	[***]	[***]
MobileIron BYOD Portal	Cloud Subscription for 1 Year	MI-BYOD-U-1YC-D	MobileIron BYOD Portal per User Cloud Subscription for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

MobileIron Threat Defense

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Threat Defense	Subscription License for 1 Year	MI-MTD-D-1YS-A	Intrusion prevention system integrated into the MobileIron Client to defend against Device, Network and Application based cyber-attacks for 1 year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]

Includes zConsole (Cloud-based & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Threat Defense +	Subscription License for 1 Year	MI-MTDPLUS-D-1YS-A	Intrusion prevention system integrated into the MobileIron Client and Advanced App Analysis for 1 year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]

Includes zConsole (Cloud based Command & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

MobileIron Threat Defense	Subscription License for 1 Year	MI-MTD-U-1YS-A

Intrusion prevention system integrated into the MobileIron Client to defend against Device, Network and Application based cyber-attacks for 1 year with Assurance (Knowledge Base + Product Updates). 3 devices/user.

				Per User	[***]	[***]

Includes zConsole (Cloud-based & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

MobileIron Threat Defense +	Subscription License for 1 Year	MI-MTDPLUS-U-1YS-A	Intrusion prevention system integrated into the MobileIron Client and Advanced App Analysis for 1 year with Assurance (Knowledge Base + Product Updates). 3 users/device.	Per User	[***]	[***]

Includes zConsole (Cloud based Command & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Threat Defense	Subscription License for 1 Year	MI-MTD-D-1YS-D	Intrusion prevention system integrated into the MobileIron Client to defend against Device, Network and Application based cyber-attacks for 1 year with Direct Support.	Per Device	[***]	[***]

Includes zConsole (Cloud based Command & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

MobileIron Threat Defense +	Subscription License for 1 Year	MI-MTDPLUS-D-1YS-D	Intrusion prevention system integrated into the MobileIron Client and Advanced App Analysis for 1 year with Direct Support.	Per Device	[***]	[***]

Includes zConsole (Cloud based Command & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Threat Defense	Subscription License for 1 Year	MI-MTD-U-1YS-D	Intrusion prevention system integrated into the MobileIron Client to defend against Device, Network and Application based cyber-attacks for 1 year with Direct Support. 3 devices/user.	Per User	[***]	[***]

Includes zConsole (Cloud based Command & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

MobileIron Threat Defense +	Subscription License for 1 Year	MI-MTDPLUS-U-1YS-D	Intrusion prevention system integrated into the MobileIron Client and Advanced App Analysis for 1 year with Direct Support. 3 devices/user.	Per User	[***]	[***]

Includes zConsole (Cloud based Command & Control Center) Zimperium’s mobile threat management platform that monitors security incidents on zIPS-protected mobile devices and provides mobile forensic details (one per customer)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Hardware Appliances

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Hardware Appliances	Hardware Appliance	MI-APPL2200	MobileIron M2200 Hardware Appliance for Core (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2-year non-extendable warranty)	N/A	[***]	[***]	Shipping and handling fees not included.
MobileIron Hardware Appliances	Hardware Appliance	MI-APPL2600

MobileIron M2600 Hardware Appliance for Core (1 RU, 2 CPU sockets, 28 cores, 128 GB RAM, four 960 GB SSD, 12 GB/s SAS 3.0 in RAID 10 array, quad port GbE IO, RMM4 lite, redundant power supplies and fans, 3-year non-extendable warranty)

				N/A	[***]	[***]	Shipping and handling fees not included.
MobileIron Hardware Appliances	Hardware Appliance	MI-APPLSENTRY2200	MobileIron M2200 Hardware Appliance for Sentry (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2-year, non-extendable warranty)	N/A	[***]	[***]	Shipping and handling fees not included.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Hardware Appliances	Hardware Appliance	MI-APPLSENTRY2600

MobileIron M2600 Hardware Appliance for Sentry (1 RU, 2 CPU sockets, 28 cores, 128GB RAM, four 960 GB SSD, 12GB/s SAS 3.0 in RAID 10 array, quad port GbE IO, RMM4 lite, redundant power supplies and fans, 3-year non-extendable warranty

				N/A	[***]	[***]	Shipping and handling fees not included.
MobileIron Hardware Appliances	Hardware Appliance	MI-APPLCONNECT2200	MobileIron M2200 Hardware Appliance for Connector (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2-year non-extendable warranty	N/A	[***]	[***]	Shipping and handling fees not included.

One time reimbursement fee

One-Time Reimbursement fee	One-time charge	MI-Reinstatement	One-time reinstatement fee for expired subscriptions and support ([***])	N/A	[***]

MobileIron Cloud - MobileIron Enterprise Mobility Management Platinum Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC-A	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge base + Product updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC-D	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC-A	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge base + Product updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC-D	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

MobileIron Cloud - MobileIron Enterprise Mobility Management Gold Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-A	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-D	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription for 1 year with Direct Support.	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-A	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-D	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription for 1 year with Direct Support. 3 devices/user	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Cloud — MobileIron Enterprise Mobility Management Silver Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-A	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-D	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year with Direct Support	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-A	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user	Per User	[***]	[***]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-D	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year with Direct Support. 3 devices/user	Per User	[***]	[***]

MobileIron Enterprise Mobility Management Bronze Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-A	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates)	Per Device	[***]	[***]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-A	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). 3 devices/user.	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Cloud- MobileIron Support Case Pack

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Support Case Pack	Support Case Pack	MI-SUPPORTCASE-5PK-1Y	Support Case Pack for MobileIron Cloud. (5 cases to be used within 12 months)	N/A	[***]	[***]

MobileIron Professional Services — Custom Scope requiring SOW

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Professional Services	Professional Services	MI-PS-SOW	Professional Services — Custom defined scope (e.g. multi-site, certificate integration, health checks, follow-on services) provided by MobileIron Customer Success organization professionals	N/A	[***]	[***]	Rate per hour SOW Required
MobileIron Professional Services	Professional Services	MI-PS-SOW-PUF

Professional Services — Custom defined scope (e.g. multi-site, certificate integration, health checks, follow-on services) provided by MobileIron Customer Success organization professionals. Billed upfront

				N/A	[***]	[***]	Rate per hour SOW Required Billed Upfront
MobileIron Professional Services	Professional Services	MI-PS-FIXED

Professional Services — Custom defined scope (e.g. multi-site, certificate integration, health checks, follow-on services) provided by MobileIron Customer Success organization professionals at a fixed, not to exceed price.

				N/A	[***]	[***]	Fixed Price SOW Required Cannot be sold without Professional Services team agreement. Not all scope is eligible for fixed fee engagements. Billed at Milestone completion.
MobileIron Professional Services	Professional Services	MI-RESIDENT-ANY	Resident Services — Resource to assist with the management of MobileIron environment. SOW required.	N/A	[***]	[***]	Rate per hour. 3-month period minimum. SOW required.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services — Open Scope

MobileIron Professional Services	Professional Services	MI-PS-HOURS-PUF	Professional Services — Custom undefined scope, services provided by MobileIron Customer Success organization professionals. Billed upfront.	N/A	[***]	[***]	Rate per hour

MobileIron Professional Services — Deployment/Implementation Packages

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY-S	Professional Services — Basic Deployment for Silver Bundle — Install (core functionality, simple setup)	N/A	[***]	[***]	Matches Silver bundle
MobileIron Professional Services	Professional Services	MI—PS-DEPLOY-S-MICLOUD	Professional Services — MI Cloud Basic Deployment for Silver bundle — MobileIron Cloud Configuration (core functionality, simple setup) and Sentry Install	N/A	[***]	[***]	Matches Silver bundle — Remote Technical Install
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY-G	Professional Services — Basic Deployment for Gold bundle — Install (core functionality + Sentry high availability + Docs@Work, Web@Work)	N/A	[***]	[***]	Matches Gold bundle
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY-G-MICLOUD	Professional Services — MI Cloud Basic Deployment for Gold Bundle — MobileIron Cloud (core functionality + Sentry high availability) and Sentry Install	N/A	[***]	[***]	Matches Gold bundle — Remote Technical Install
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY-P	Professional Services — Basic Deployment for Platinum bundle — Install (core functionality + VSP high availability + PKI Integration + Docs@Work, Web@Work + KCD)	N/A	[***]	[***]	Matches Platinum bundle *Does not include Access or KCD implementation services

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services	Professional Services	MI-PS-DEPLOY-P-MICLOUD

Professional Services — MI Cloud Basic Deployment for Platinum bundle — MobileIron Cloud (core functionality + Sentry high availability + PKI Integration + Android for Work + App Connect and/or App tunnel+ KCD) and Sentry Install

				N/A	[***]	[***]	*Does not include Access implementation services
MobileIron Professional Services	Professional Services	MI-PS-FUNDAMENTAL-MICLOUD	Professional Services — Simple deployment for customers who do not initially intend to use Sentry or Connector. See service description	N/A	[***]	[***]	Best for silver customers with under 50 devices, not using Sentry or Connector, and using either iOS DEP or Android enterprise, not both.
MobileIron Professional Services	Professional Services	MI-PS-PREMIUM-IMP

Premium Implementation Service — Combination of Advisory Services consultant to plan, oversee and provide best practices guidance along with an Implementation Engineer for design, setup, and validation of all technical components. Will also include basic strategic alignment sessions to ensure mobile strategy is being satisfied by the implementation results.

				N/A	[***]	[***]	Bundled strategy, Advisory, and Implementation * On-Site Work is required and need a PO for travel.
MobileIron Professional Services	Professional Services	MI-PS-ENT-PREMIUM-IMP	Professional Service Large Enterprise Premium Implementation Services — Bundled Strategy, Advisory Services, Project Management, Technical Deployment and Rollout assistance	N/A	[***]	[***]	Large Enterprise Bundled Strategy, Advisory, Project management, Implementation and device rollout *On-Site Work is required and need a PO for Travel

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services — Health Checks

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Professional Services	Professional Services	MI-PS-REMOTE-12H-HC	Professional Services — 12hr Remote Healthcheck (technical review + recommendations)	N/A	[***]	[***]	Recommended for small to mid-size customers with less than 4 Cores and 6 Sentrys
MobileIron Professional Services	Professional Services	MI-PS-REMOTE-24H-HC	Professional Services — 24hr Remote Healthcheck (deep dive technical review + recommendations)	N/A	[***]	[***]	Recommended for large enterprise customers.

MobileIron Professional Services — Other

MobileIron Professional Services	Professional Services	MI-PS-CC-TRANSITION	Professional Services — 20hrs Remote Assistance with the transition away from MobileIron Connected Cloud	N/A	[***]	[***]	Connected Cloud migration to MI Cloud
MobileIron Professional Services	Professional Services	MI-PS-EBF-MIGRATOR-DEVICE-LICENSE	Access to EBF Migrator per Device License(s) to support a migration to MobileIron Cloud or MobileIron Core	Per Device	[***]	[***]

Eligible for all migrations from any MDM to MobileIron (eg. MobileIron CC > MobileIron Cloud, Airwatch > MobileIron Core etc.)

50 minimum quantity purchase

Must be purchased with MobileIron Professional

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services — Time and Expense

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Professional Services	Professional Services	MI-PS-EXPENSE-3K	3K Travel and expense for professional services. Estimate only, additional funds may be needed. Will not exceed without change order.	N/A	[***]	[***]	Used primarily with 40hr PS orders
MobileIron Professional Services	Professional Services	MI-PS-EXPENSE-6K	6k travel and expense for professional services. Estimate only, additional funds may be needed. Will not exceed without change order.	N/A	[***]	[***]	Used primarily with 40-75hr PS orders
MobileIron Professional Services	Professional Services	MI-PS-EXPENSE-12K	12K Travel and expense for professional services. Estimate only, additional funds may be needed. Will not exceed without change order.	N/A	[***]	[***]	Used primarily with +80hr PS orders

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services	Professional Services	MI-PS-EXPENSE-ANY	Travel and expense for professional services. Estimate only, additional funds may be needed. Will not exceed without change order.	N/A	[***]	[***]	Used for custom T&E estimates.

MobileIron Professional Services — Training

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Professional Services/Education Services	Professional Services	MI-PS-TRN-CLASS-DAY	Education Services — Daily per Student fee for attending a public MI Training Class. MI provides instructor, training facility, training, access to training material. Fee per day per student.	N/A	[***]	[***]

The quantity to quote/order should be equal to the number of training days in the description of the course. Sales should email all_training@mobileiron.com to get the schedule of upcoming courses.

MI discretion to schedule public classes (content, duration, location, see public training schedule)

Customer attending public classes (content, duration, location, see public training schedule.)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services/Education Services	Professional Services	MI-PS-TRN-PRIV-CLASS-1DAY

Education Services — 1 Day - Onsite class fee. MI provides onsite training for up to 12 students at customer location at mutually agreed dates, based on existing training material arranged according to customer requirements.

			N/A	[***]	[***]

Includes tailoring of material (assembling training from already existing chapters of training material)

MI will bear reasonable cost of travel by MI employees as need, however MI also reserves the right to require additional funds for travel for certain destinations.

Does not include the creation of new material. A separate purchase of PS hours is required if new material is needed.

Customer is responsible for training facility (location, furniture, energy, refreshments as desired…), infrastructure & equipment (e.g. projector, notebooks,…)

MobileIron Professional Services/Education Services	Professional Services	MI-PS-TRN-PRIV-CLASS-2DAY

Education Services — 2 Day - Onsite class fee. MI provides onsite training for up to 12 students at customer location at mutually agreed dates, based on existing training material arranged according to customer requirements.

			N/A	[***]	[***]

Includes tailoring of material (assembling training from already existing chapters of training material)

MI will bear reasonable cost of travel by MI employees as need, however MI also reserves the right to require additional funds for travel for certain destinations.

Does not include the creation of new material. A separate purchase of PS hours is required if new material is needed.

Customer is responsible for training facility (location, furniture, energy, refreshments as desired…), infrastructure & equipment (e.g. projector, notebooks,…)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services/Education Services	Professional Services	MI-PS-TRN-PRIV-CLASS-3DAY

Education Services — 3 Day - Onsite class fee. MI provides onsite training for up to 12 students at customer location at mutually agreed dates, based on existing training material arranged according to customer requirements.

			N/A	[***]	[***]

Includes tailoring of material (assembling training from already existing chapters of training material)

MI will bear reasonable cost of travel by MI employees as need, however MI also reserves the right to require additional funds for travel for certain destinations.

Does not include the creation of new material. A separate purchase of PS hours is required if new material is needed.

Customer is responsible for training facility (location, furniture, energy, refreshments as desired…), infrastructure & equipment (e.g. projector, notebooks,…)

MobileIron Professional Services/Education Services	Professional Services	MI-PS-TRN-PRIV-CLASS-4DAY

Education Services — 4 Day - Onsite class fee. MI provides onsite training for up to 12 students at customer location at mutually agreed dates, based on existing training material arranged according to customer requirements.

			N/A	[***]	[***]

Includes tailoring of material (assembling training from already existing chapters of training material)

MI will bear reasonable cost of travel by MI employees as need, however MI also reserves the right to require additional funds for travel for certain destinations.

Does not include the creation of new material. A separate purchase of PS hours is required if new material is needed.

Customer is responsible for training facility (location, furniture, energy, refreshments as desired…), infrastructure & equipment (e.g. projector, notebooks,…)

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Professional Services — Premium Plus

MobileIron Professional Services	Professional Services	MI-PSENTERPRISE	Enterprise Support and Strategic Account Management (annual fee)	N/A	[***]	[***]	Must also have MobileIron Annual Direct Maintenance and Support
MobileIron Professional Services	Professional Services	MI-PSPARTNERENTERPRISE	Partner Enterprise Support and Strategic Account Management (annual fee)	N/A	[***]	[***]	Must have MobileIron Annual Assurance Maintenance and Support
MobileIron Professional Services	Professional Services	MI-PSDSE	One additional Support Engineer add on for multi GEO coverage for Enterprise support. Possible to have multiple. (annual fee)	N/A	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Education SKUs — MobileIron Enterprise Mobility Management Platinum Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per Device Perpetual License — for Education Accounts Only	Per Device	[***]	[***]

(1)  Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-A-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). For Education Accounts Only.	Per Device	[***]	[***]

(1)  Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-D-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Direct Support. For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-A-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates). For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-D-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year with Direct Support. For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per User Perpetual License — for Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates). For Education Accounts Only. 3 devices/user. 2	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-1YM-D-E	MobileIron Enterprise On-Premise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Direct Support. For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-A-E

MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-D-E	MobileIron On-Premise Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year with Direct Support — For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to high education, and/or vocational — both for profit and non profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC-D-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year with Direct Support — Free Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC-A-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC-D-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year with Direct Support. For Education Accounts Only. 3 devices/user.	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Education SKUs — MobileIron Enterprise Mobility Management Gold Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per Device Perpetual License — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-A-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-D-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-A-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-D-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year with Direct Support - For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management	Perpetual License	MI-EMG-U-PL-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per User Perpetual License — For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-A-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-D-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-A-E

MobileIron On-Premise Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user.

				Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-D-E	MobileIron On-Premise Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-A-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-D-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year with Premium Support - For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-A-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user.	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-D-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year with Direct Support - For Education Accounts Only. 3 devices/user.	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Education SKUs — MobileIron Enterprise Mobility Management Silver Bundle

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost	Comments
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-D-PL-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per Device Perpetual License — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-A-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-D-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Direct Support — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***]licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS-A-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS-D-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year with Direct Support — For Education Accounts Only	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-U-PL-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per User Perpetual License — For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-A-E

MobileIron On-Premise Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-D-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Direct Support — For Education Accounts Only. 3 devices/user	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS-A-E

MobileIron On-Premise Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user

				Per User	[***]	[***]

Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS-D-E	MobileIron On-Premise Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year with Direct Support — For Education Accounts Only. 3 devices/user.	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-A-E	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC-D-E	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year with Premium Support — For Education Accounts Only.	Per Device	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-A-E	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year with Assurance (Knowledge Base + Product Updates) — For Education Accounts Only. 3 devices/user.	Per User	[***]	[***]

(1) Approved purchasers include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC-D-E	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year with Direct Support — For Education Accounts Only. 3 devices/user.	Per User	[***]	[***]

(1) Approved purchasers4 include public or private educational institutions — teaching from preschool to higher education, and/or vocational — both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [***] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [***] licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

Notes:

(1)         Min first time purchase required = [***] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2)         Support levels must match across all products purchased

(3)         All prices listed in the pricelist are in US Dollars.

(4)         Max of 3 devices/user

(5)         Customers upgrading from Device to User cannot downgrade.

LEGACY ONLY — NO New Customers

GOLD

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
Cloud Gold — Device License -AT&T	MRC	MI-EMG-D-1YS	Gold-Device-Cloud MRC-AT&T Support-Old Pricing	Per Device	[***]	[***]
Cloud Gold — User License — AT&T	MRC	MI-EMG-U-1YS	Gold-User-MRC-AT&T Support-Old Pricing	Per User	[***]	[***]

PLATINUM

Cloud Platinum — Device License-AT&T	MRC	MI-EMP-D-1YS	Platinum-Device-Cloud MRC-AT&T Support-Old Pricing	Per Device	[***]	[***]
Cloud Platinum — User License — AT&T	MRC	MI-EMP-U-1YS	Platinum-User-MRC-AT&T Support-Old Pricing	Per User	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

LEGACY ONLY — NO New Customers

GOLD

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Price
Core Gold-Device License	MRC	MIGDPXXXX	Gold-Device-MRC-MI Support	Per Device	[***]	[***]
Core Gold — User License	MRC	MIGUPXXXX	Gold-User-MRC-MI Support	Per User	[***]	[***]

PLATINUM

Core Platinum — Device License	MRC	MIPDPXXXX	Platinum-Device-MRC-MI Support	Per Device	[***]	[***]
Core Platinum — User License	MRC	MIPUPXXXX	Platinum-User-MRC-MI Support	Per User	[***]	[***]

RENEWALS Only — NO New Customers

Add-On Feature Bundles

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
Docs@Work Bundle License	One-time Charge		Docs@Work Bundle License	Bundle	[***]	[***]
Docs@Work — Basic Maintenance	Annual Fee		Docs@Work - Basic Maintenance	Bundle	[***]	[***]
Docs@Work — Premium Maintenance	Annual Fee		Docs@Work - Premium Maintenance	Bundle	[***]	[***]
Web@Work Bundle License	One-time Charge		Web@Work Bundle License	Bundle	[***]	[***]
Web@Work — Basic Maintenance	Annual Fee		Web@Work — Basic Maintenance	Bundle	[***]	[***]
Web@Work — Premium Maintenance	Annual Fee		Web@Work — Premium Maintenance	Bundle	[***]	[***]

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

*BLANK PAGE*

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Amendment

No. 20100106.054.S.001.A.018

between

AT&T Services, Inc.

and

MobileIron, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

AMENDMENT NO. 18

TO

AGREEMENT NO. 20100106.054.S.001

After all Patties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between MobileIron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.S.001 on April 21, 2013 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1. Extend the expiration of the agreement to May 1, 2019.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

MobileIron, Inc.		AT&T Services, Inc.

Name:	Laurel Finch	Name:	Elaine Bauer Zabriskie

Title:	VP, General Counsel	Title:	Sr. Contract Manager

Date:	May 10, 2016	Date:	May 9, 2016

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

Amendment

No. 20100106.054.S.002.A.003

between

AT&T Services, Inc.

and

MobileIron, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

AMENDMENT NO. 3

TO

AGREEMENT NO. 20100106.054.S.002

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between Mobilelron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.S.002 on October 19, 2012 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Extend the expiration date of the Agreement to: May 1, 2019.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

MobileIron, Inc.		AT&T Services, Inc.

Name:	Laurel Finch	Name:	Elaine Bauer Zabriskie

Title:	VP, General Counsel	Title:	Sr. Contract Manager

Date:	April 6, 2016	Date:	April 4, 2016

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Amendment

No. 20100106.054.S.002.A.004

between

AT&T Services, Inc.

and

MobileIron, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

AMENDMENT NO. 4

TO

AGREEMENT NO. 20100106.054.S.002

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between Mobilelron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.S.002 on October 19, 2012 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Schedule A-Global Trading Matrix is amended to add an additional AT&T Affiliate in Mexico.

Canada, Caribbean, Latin America (CALA)

México	AT&T Comunicaciones Digitales, S. de R.L. de C.V.	MobileIron, Inc.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

Mobilelron, Inc.		AT&T Services, Inc.

By:	Laurel Finch	By:	Elaine Bauer Zabriskie

Title:	VP, General Counsel	Title:	Sr. Contract Manager

Date:	June 1, 2016	Date:	May 9, 2016

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Amendment

No. 20100106.054.S.002.A.005

between

AT&T Services, Inc.

and

MobileIron, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

AMENDMENT NO. 5

TO

AGREEMENT NO. 20100106.054.S.002

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between Mobilelron, Inc., a Delaware corporation (‘‘Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.S.002 on October 19, 2012 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Section 3.2 (Prices and Discounts) of the International Supplement is amended and restated in its entirety to read as follows:

3.2                               Prices and Discounts. The prices to AT&T are the prices listed in Appendix B to the Agreement, with the exception of any specially quoted prices which are quoted to AT&T by Supplier in writing in response to requests for pricing for such Material and Services. These specially quoted prices shall be documented in connection with a Statement of Work attached to or set forth in an Order, whichever is relevant.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

MobileIron, Inc.		AT&T Services, Inc.

Name:	Laurel Finch	Name:	Elaine Bauer Zabriskie

Title:	VP, General Counsel	Title:	Sr. Contract Manager

Date:	August 15, 2016	Date:	August 15, 2016

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.